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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                             SHAREHOLDERS AGREEMENT

         This Shareholders Agreement (this "AGREEMENT") dated as of March 5, 2003 (the "EFFECTIVE DATE") is entered into by and among Polymer Group, Inc., a Delaware corporation (the "COMPANY"), MatlinPatterson Global Opportunities Partners L.P., a Delaware limited partnership ("GOF"), Northeast Investors Trust, a Massachusetts business trust ("NIT"), One Group Income Bond Fund, a Massachusetts mutual fund ("ONE GROUP INCOME"), One Group High Yield Bond Fund, a Massachusetts mutual fund ("ONE GROUP HIGH YIELD"), Southern Ute Growth Fund, an Indian Tribal Fund ("SOUTHERN UTE GROWTH"), Southern Ute Permanent Fund, an Indian Tribal Fund (together with One Group Income, One Group High Yield and Southern Ute Growth, "PACHOLDER"), Atlantic Global Funding Ltd., a Cayman Islands company ("ATLANTIC"), CHYPS 1997-1 Ltd., a Cayman Islands company ("CHYPS 1997"), CHYPS 1999-1 Ltd., a Cayman Islands company (collectively with Atlantic and CHYPS 1997, "DELAWARE INVESTMENTS") (NIT, Pacholder and Delaware Investments are collectively referred to herein as the "NON-GOF HOLDERS"), James
G. Boyd, in his individual capacity ("BOYD") and Jerry Zucker, in his individual capacity ("ZUCKER").

In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS AND INTERPRETATION.

                  (a) INTERPRETATION. When a reference is made in this Agreement to Sections, Exhibits, Appendices or Schedules, such reference shall be to a Section of or Exhibit, Appendix or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to March 5, 2003. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires.

                  (b) Definitions. When used in this Agreement, the following terms shall have the meanings set forth below (all terms used in this Agreement that are not defined in this Article I shall have the meanings set forth elsewhere in this Agreement).

         1.2 "AFFILIATE" of any Person shall mean any Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person. The term "control," as used in the immediately preceding sentence, shall mean with respect to a corporation or limited liability company, the right to exercise, directly or indirectly,

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more than fifty percent (50%) of the outstanding voting interests in the controlled corporation or limited liability company, and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity or the actions of the individual, as the case may be.

         1.3 "BOYD" shall have the meaning set forth in the first introductory paragraph hereto.

         1.4 "Business DAY" shall mean any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law or executive order to close.

         1.5 "BYLAWS" shall mean the Bylaws of the Company dated as of March 5, 2003, as the same may be amended from time to time..

         1.6 "CERTIFICATE OF INCORPORATION" shall mean the Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on March 5, 2003, as the same may be amended and restated from time to time.

         1.7 "CHANGE OF CONTROL" shall mean the acquisition by any Person or group (as defined in Section 13(d)(3) of the Exchange Act), other than any GOF Party, of beneficial ownership (as defined in Section 13(d) of the Exchange
Act) of all or more than 50% of the assets of the Company and its Subsidiaries, taken as a whole, or 50% or more of the voting equity of the Company pursuant to a merger, consolidation, other business combination, reorganization, restructuring, sale of equity (whether through a new issuance by the Company or a transfer by a Shareholder), sale of assets, tender offer, exchange offer or similar transaction or series of transactions.

         1.8 "CLASS A COMMON STOCK" shall mean the Class A Common Stock, par value $.01 per share, of the Company.

         1.9 "CLASS B COMMON STOCK" shall mean the Class B Common Stock, par value $.01 per share, of the Company.

         1.10 "CLASS C COMMON Stock" shall mean the Class C Common Stock, par value $.01 per share, of the Company.

         1.11 "CLASS D COMMON STOCK" shall mean the Class D Common Stock, par value $.01 per share, of the Company.

         1.12 "CLASS E COMMON STOCK" shall mean the Class E Common Stock, par value $.01 per share, of the Company.

         1.13 "COMMON STOCK" shall collectively mean the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, and Class E Common Stock.

         1.14 "COMPANY" shall have the meaning set forth in the first introductory paragraph hereto.

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         1.15     "COMPANY TAG-ALONG NOTICE" shall have the meaning set forth in
Section 3.2.

         1.16 "CONVERTIBLE NOTES" shall mean the 10% convertible subordinated notes due December 2007, to be issued by the Company on the Effective Date in an aggregate principal amount of $50,000,000.

         1.17     "CSFB" shall mean Credit Suisse First Boston.

         1.18 "DIA" shall have the meaning set forth in the first introductory paragraph hereto.

         1.19 "EFFECTIVE DATE" shall have the meaning set forth in the first introductory paragraph hereto.

         1.20 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as each may be amended from time to time.

         1.21 "EXEMPT SECURITIES" shall mean: (a) shares of Common Stock issuable upon conversion of the Convertible Notes; (b) shares of Class B Common Stock issuable pursuant to the anti-dilution provisions of the Class B Common Stock upon conversion of the Convertible Notes as set forth in Article IV,
Section 2(a)(x) of the Certificate of Incorporation; (c) equity securities of the Company issued in connection with (i) any acquisition of another Person (other than an individual) by the Company or any Subsidiary of the Company by merger, stock purchase, purchase of all or substantially all of the assets, or other reorganization, or (ii) the purchase of all or substantially all of the assets of another Person, in each case that is approved by a majority of the Board of Directors; (d) up to an aggregate of 4,000,000 shares of Common Stock (or related options) issued to employees, officers, directors, consultants, other persons performing services for the Company (including distributors and sales representatives) and their respective Affiliates, in each case, pursuant to any stock option plan, or similar equity-based compensatory arrangement approved by a majority of the Board of Directors; (e) shares of Common Stock issued in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company; (f) shares of Common Stock issued pursuant to a firm commitment underwritten public offering of the Company's Common Stock;
(g) non-convertible debt securities or debt instruments; (h) shares of capital stock issued pursuant to a rights offering made to all holders of Initial Common Stock in accordance with applicable Federal securities laws; (i) shares of Common Stock and other securities issuable pursuant to the Plan; (j) shares of Common Stock issuable upon exercise of the Series A Warrants and the Series B Warrants; and (k) shares of capital stock issued pursuant to an anti-takeover plan, takeover defense plan or "poison pill" in the form of a shareholder rights plan or similar plan adopted by the Company.

         1.22     "EXPEDITED ISSUANCE" shall have the meaning set forth in
Section 2.3(a).

         1.23     "EXPEDITED PURCHASER" shall have the meaning set forth in
Section 2.3(a).

         1.24     "GOF BOARD MEMBER" shall have the meaning set forth in Section
4.1.

         1.25     "GOF PARTY" shall mean GOF or any Affiliate of GOF.

         1.26 "GOF PARTY TAG-ALONG NOTICE" shall have the meaning set forth in Section 3.2.

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         1.27     "INITIAL COMMON STOCK" shall mean the issued and outstanding shares of Common Stock that were issued (a) pursuant to the Plan, (b) upon conversion of the Convertible Notes or exercise of the Warrants, (c) upon antidilution adjustments to the Class B Common Stock or Convertible Notes, or
(d) upon stock splits, stock dividends or otherwise, in each case, in respect of any of the securities set forth in clauses (a), (b) and (c) above.

         1.28 "INITIAL SHAREHOLDERS" shall mean all of the beneficial owners of Initial Common Stock.

         1.29 "LAW" shall mean any Federal, state, local or foreign statute, law, regulation, rule, ordinance or code.

         1.30 "NEW POLYMER AFFILIATED TRANSACTION" shall mean entering into any transaction involving any PGI Affiliate; provided, however, that, in the case of GOF, CSFB or a PGI Affiliate of GOF or CSFB, that such transaction exceeds $10,000,000; provided, further, that transactions between the Company, its Subsidiaries or its Affiliates and Huntsman Company, LLC, its Subsidiaries or its Affiliates substantially consistent with past practice shall not be a New Polymer Affiliated Transaction for the purposes of the foregoing.

         1.31     "NON-GOF BOARD MEMBER" shall have the meaning set forth in
Section 4.1.

         1.32 "NON-GOF HOLDER" shall have the meaning set forth in the first introductory paragraph hereto.

         1.33 "NOTEHOLDER COUNSEL" shall mean counsel, to the holders of Convertible Notes and/or Initial Common Stock issued upon conversion thereof in connection with any registration pursuant to Section 5.5, which Noteholder Counsel shall be chosen by GOF; provided that if GOF and its Affiliates shall not hold at least fifty percent of the Initial Common Stock issuable upon conversion of the Convertible Notes (calculated assuming the conversion of all outstanding Convertible Notes), Noteholder Counsel shall be chosen by the Non-GOF Holders holding at least fifty percent of the Initial Common Stock issuable upon conversion of the Convertible Notes held by all Non-GOF Holders (calculated assuming the conversion of all outstanding Convertible Notes); provided, further, that such counsel shall be reasonably satisfactory to the Company.

         1.34 "NOTICE OF ACCEPTANCE" shall mean a written notice, in a form proscribed by the Company (which form may, at the Company's reasonable discretion, include purchaser representations and warranties and other terms and provisions customary for transactions of such type, including without limitation, representations and warranties as to such Initial Shareholder's title to the Common Stock and authority to purchase the Preemptive Securities) delivered by an Initial Shareholder or his nominee to the Company.

         1.35 "OVERSUBSCRIPTION SHARES" shall mean the number of Preemptive Securities (determined on an as exercised or as converted basis) initially offered in accordance with Section 2.2 and 2.3 that Initial Shareholders fail to elect to exercise their right to purchase pursuant thereto (excluding elections by Initial Shareholders to purchase Oversubscription Shares).

         1.36 "PARTICIPATING SHAREHOLDER" shall have the meaning set forth in Section 3.2(b).

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         1.37     "PERSON" shall mean an individual, partnership, limited
partnership, limited liability partnership, limited liability company, corporation, trust, estate, association, custodian, trustee, executor, administrator, nominee or any other entity.

         1.38 "PGI AFFILIATE" shall mean (a) GOF, (b) Boyd, (c) Zucker, (d) CSFB, (e) any Insider (as defined in 11 U.S.C. sec 101) of GOF, Boyd, Zucker or CSFB, (f) the Intertech Group, Inc., (g) the GTC Fund III Limited Partnership and (h) any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with GOF, Boyd, Zucker or CSFB, where control means the power to direct the management or policies of such entity, directly or indirectly; provided that nothing in this definition shall be an admission that any such entity is an "affiliate" of the Company for any purpose other than for the purpose of defining PGI Affiliate in this Agreement.

         1.39 "PLAN" shall mean the Debtors' Joint Second Amended Modified Plan of Reorganization, dated January 16, 2003.

         1.40 "POST-ISSUANCE OFFER NOTICE" shall have the meaning set forth in Section 2.3(a).

         1.41     "PREEMPTIVE SECURITIES" shall have the meaning set forth in
Section 2.1.

         1.42 "PRE-ISSUANCE OFFER NOTICE" shall have the meaning set forth in Section 2.2(a).

         1.43 "SECURITIES ACT" shall mean the Securities Act of 1933, as the same may be amended from time to time.

         1.44 "SERIES A WARRANTS" shall mean the Series A Warrants to purchase shares of Class D Common Stock, par value $.01 per share, which warrants shall be issued by the Company as of the Effective Date.

         1.45 "SERIES B WARRANTS" shall mean the Series B Warrants to purchase shares of Class E Common Stock, par value $.01 per share, which warrants shall be issued by the Company as of the Effective Date.

         1.46 "SHAREHOLDERS" shall mean all of the beneficial owners of issued and outstanding Common Stock.

         1.47 "SHAREHOLDER TAG-ALONG ACCEPTANCE NOTICE" shall mean a written notice, in a form proscribed by the GOF Party proposing to sell Subject Shares (which form may, at such GOF Party's reasonable discretion, include seller representations and warranties and other terms and provisions customary for transactions of such type, including without limitation, representations and warranties as to such Initial Shareholder's title to the Common Stock and authority to sell the same) delivered by an Initial Shareholder or his nominee to the Company.

         1.48     "SUBJECT SHARES" shall have the meaning set forth in Section
3.1.

         1.49 "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership, limited partnership, limited liability partnership, limited liability company or other legal entity in which such Person (either directly or indirectly through or together with other Subsidiaries) owns

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more than 50% of the voting securities of such corporation, partnership, limited liability company or other legal entity.

         1.50 "TAG-ALONG SHARES" shall have the meaning set forth in Section 3.2(b).

         1.51     "THIRD PARTY" shall have the meaning set forth in Section 3.1.

         1.52     "WARRANTS" shall mean the Series A Warrants and Series B
Warrants.

         1.53     "ZB BOARD MEMBER" shall have the meaning set forth in Section
4.1.

                                   ARTICLE II
                                PREEMPTIVE RIGHTS

         2.1 PREEMPTIVE RIGHTS. Except for issuances of Exempt Securities, the Company will not issue any shares of capital stock of the Company and will not issue or grant any options, warrants, conversion rights or other rights to purchase or acquire any shares of capital stock of the Company (collectively, "PREEMPTIVE SECURITIES") without compliance with Section 2.2; PROVIDED, HOWEVER, that the Company may issue Preemptive Securities solely to Initial Shareholders without compliance with Section 2.2 if the Company complies with Section 2.3.

         2.2      OFFER PRIOR TO ISSUANCE.


                  (a) Prior to any issuance of any Preemptive Securities, the Company (directly or through its agent) shall deliver to each Initial Shareholder that is the record holder of Initial Common Stock and each broker, dealer, trust company, commercial bank and other nominee that is the record holder of Initial Common Stock, in each case, as of a record date set by the Company for such purpose, a written notice of any proposed or intended issuance of Preemptive Securities (the "PRE-ISSUANCE OFFER NOTICE"), which Pre-Issuance Offer Notice shall (a) identify and describe the Preemptive Securities proposed or intended to be issued, (b) disclose the number, price and other terms upon which they are to be issued, (c) indicate the procedure for each Initial Shareholder to offer to purchase such Initial Shareholder's initial pro rata portion (determined in accordance with this Section 2.2(a)) of such Preemptive Securities and such Initial Shareholder's pro rata portion of Oversubscription Shares, and (d) include a deadline for Initial Shareholders or their respective nominees, as the case may be, to deliver a Notice of Acceptance and payment of the purchase price for such Initial Shareholder's initial pro rata portion of Preemptive Securities and any Oversubscription Shares sought to be purchased thereby to the Company (or its agent), which deadline shall in no event be later than thirty (30) calendar days or earlier than ten (10) Business Days after the date of the Pre-Issuance Offer Notice; PROVIDED that such deadline may be later than thirty (30) calendar days after the date of the Pre-Issuance Offer Notice if (i) GOF consents thereto in writing, or (ii) outside legal counsel to the Company (which counsel shall be reasonably satisfactory to GOF) provides a written opinion addressed to the Company to the effect that a later deadline is required for the Company to comply with a Law applicable to the Company. An Initial Shareholder shall not be entitled to purchase Oversubscription Shares unless such Initial Shareholder has purchased its full amount of its initial pro rata portion of Preemptive Securities. For purposes of this Section 2.2, an Initial Shareholder's initial pro rata portion of Preemptive Securities shall be determined by multiplying (x) the number of Preemptive Securities (determined on an as exercised or as converted basis)

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proposed to be issued by (y) a fraction, the numerator of which is the aggregate number of issued and outstanding shares of Initial Common Stock then beneficially owned by such Initial Shareholder, and the denominator of which is the aggregate number of issued and outstanding shares of Initial Common Stock then beneficially owned by all Initial Shareholders. For the purposes of this
Section 2.2, an Initial Shareholder's pro rata portion of Oversubscription
Shares shall equal the product of (a) the Oversubscription Shares in such offering multiplied by (b) a fraction, the numerator of which is the aggregate number of issued and outstanding shares of Initial Common Stock then beneficially owned by such Initial Shareholder, and the denominator of which is the aggregate number of issued and outstanding shares of Initial Common Stock then beneficially owned by all Initial Shareholders who elected to (i) purchase their full initial pro rata portion of Preemptive Securities and (ii) purchase Oversubscription Shares.

                  (b) To purchase its pro rata portion of any Preemptive Securities to be issued by the Company and any Oversubscription Shares, an Initial Shareholder or his broker, dealer, trust company, commercial bank or other nominee must deliver a Notice of Acceptance, along with a certified check (or other form of payment approved by the Company) for the purchase price for such Preemptive Securities (including any Oversubscription Shares), to the Company (or its agent) in accordance with the instructions set forth on the Notice of Acceptance prior to the deadline set forth in the Pre-Issuance Offer Notice. The Company shall issue to each Initial Shareholder that has timely returned a properly completed Notice of Election, along with a certified check (or other means of payment approved by the Company) for the purchase price, the applicable number of Preemptive Securities and Oversubscription Shares in accordance with the terms set forth in the Pre-Issuance Offer Notice.

                  (c) In the event that the Company complies with the procedures set forth in this Section 2.2 and not all of the Preemptive Securities are accepted for purchase (after taking into account all Oversubscription Shares sought to be purchased by Initial Shareholders), the Company shall have 180 days from the date of the deadline set forth in the applicable Pre-Issuance Offer Notice to issue or sell all or any part of the Preemptive Securities as to which a Notice of Acceptance has not timely been given by the Initial Shareholders to any other purchaser or purchasers (including Initial Shareholders or their Affiliates) upon the terms and conditions (including the per share price) which are not more favorable to the purchaser than those set forth in the Pre-Issuance Offer Notice. Any Preemptive Securities not acquired by the Initial Shareholders or any other purchaser or purchasers prior to the date that is 180 days after the deadline set forth in the applicable Pre-Issuance Offer Notice may not be issued until they are again offered to the Initial Shareholders under the procedures specified in this
Section 2.2 or Section 2.3.

         2.3      OFFER AFTER ISSUANCE.


                  (a) Subject to this Section 2.3(a), the Company may issue to one or more Initial Shareholders (or an Affiliate thereof) (each an "EXPEDITED PURCHASER"), without compliance with the procedures set forth in
Section 2.2, such Initial Shareholders' initial pro rata portion (as determined in accordance with the last sentence of this Section 2.3(a)) of the total amount of Preemptive Securities proposed to be issued by the Company (an "EXPEDITED ISSUANCE"). In such event, the Company (directly or through its agent) shall, as soon as reasonably practicable after an Expedited Issuance, deliver to each Initial Shareholder that is the

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record holder of Initial Common Stock and each broker, dealer, trust company, commercial bank and other nominee that is the record holder of Initial Common Stock, in each case, as of a record date set by the Company for such purpose, a written notice of the issuance of Preemptive Securities (the "POST-ISSUANCE OFFER NOTICE"), which Post-Issuance Offer Notice shall (a) identify and describe the Preemptive Securities that were issued, and disclose the date of such Expedited Issuance, (b) disclose the number, price and other terms upon which they were issued, (c) indicate the procedure for each Initial Shareholder to purchase such Initial Shareholder's initial pro rata portion (determined in accordance with this Section 2.3(a)) of such Preemptive Securities and such Initial Shareholder's pro rata portion of Oversubscription Shares on the same terms as in such Expedited Issuance, and (d) include a deadline of not less than thirty (30) calendar days for such Initial Shareholders or their respective nominees, as the case may be, to deliver a Notice of Acceptance and payment of the purchase price for such Initial Shareholder's initial pro rata portion of Preemptive Securities and any Oversubscription Shares sought to be purchased to the Company (or its agent). An Initial Shareholder shall not be entitled to purchase Oversubscription Shares unless such Initial Shareholder has purchased its full amount of its initial pro rata portion of Preemptive Securities. For purposes of this Section 2.3(a), an Initial Shareholder's initial pro rata portion of Preemptive Securities shall equal (x) the sum of the number of Preemptive Securities proposed to be issued (or issued) by the Company in the Expedited Issuance, determined on an as exercised or as converted basis, plus the additional number of Preemptive Securities proposed to be issued by the Company, determined on an as exercised or as converted basis, multiplied by (y) a fraction, the numerator of which is the aggregate number of issued and outstanding shares of Initial Common Stock beneficially owned by such Initial Shareholder immediately prior to the Expedited Issuance, and the denominator of which is the aggregate number of issued and outstanding shares of Initial Common Stock beneficially owned by all Initial Shareholders immediately prior to the Expedited Issuance. For the purposes of this Section 2.3, an Initial Shareholder's pro rata portion of Oversubscription Shares shall equal the product of (a) the Oversubscription Shares in such offering multiplied by (b) a fraction, the numerator of which is the aggregate number of issued and outstanding shares of Initial Common Stock beneficially owned by such Initial Shareholder immediately prior to the Expedited Issuance, and the denominator of which is the aggregate number of issued and outstanding shares of Initial Common Stock beneficially owned immediately prior to the Expedited Issuance by all Initial Shareholders who elected to (i) purchase their full initial pro rata portion of Preemptive Securities and (ii) purchase Oversubscription Shares.

                  (b) To purchase its pro rata portion of Preemptive Securities and any Oversubscription Shares, an Initial Shareholder (other than the Expedited Purchasers) or such Initial Shareholder's broker, dealer, trust company, commercial bank or other nominee must deliver a Notice of Acceptance, along with a certified check (or other form of payment approved by the Company) for the purchase price for such Preemptive Securities (including any Oversubscription Shares), to the Company (or its agent) in accordance with the instructions set forth on the Notice of Acceptance prior to the deadline set forth in the Post-Issuance Offer Notice. The Company shall issue to each Initial Shareholder that has timely returned a properly completed Notice of Election, along with a certified check (or other means of payment approved by the Company) for the purchase price, the applicable number of Preemptive Securities and any Oversubscription Shares in accordance with the terms set forth in the Post-Issuance Offer Notice.

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         2.4      NON-MATERIAL VARIATION OF PROCEDURES. The Company, with the approval of its Board of Directors, including at least one Non-GOF Board Member, and the written consent of GOF, may alter the procedures set forth in Sections
2.2 and 2.3 to the extent required to comply with any applicable Law or as is otherwise advisable; PROVIDED, HOWEVER, that no alteration to the procedures set forth in Sections 2.2 or 2.3 may be made in the manner set forth in this Section
2.4 if such alteration would result in a material adverse effect on the preemptive rights provided in this Article II.

         2.5 WAIVER. The Company may issue Preemptive Securities without compliance with the terms and provisions of Sections 2.2 and 2.3 with the prior consent of both (a) the Board of Directors of the Company, including at least one Non-GOF Board Member, and (b) GOF.

         2.6 TERMINATION. The terms and provisions of this Article II shall terminate upon the earlier of (a) a Change of Control or (b) the consent of both
(i) the Board of Directors of the Company, including at least one Non-GOF Board Member, and (ii) GOF.

                                   ARTICLE III
                                TAG-ALONG RIGHTS

         3.1 TAG-ALONG RIGHTS. The GOF Parties will not sell any shares of Common Stock to any Person that is not a GOF Party (a "THIRD PARTY") without compliance with the terms of this Article III; PROVIDED, HOWEVER, that the terms and provisions of this Article III shall not be applicable to any sale by a GOF Party if (a) prior to and after giving effect to such sale the GOF Parties shall beneficially own at least an aggregate of 54.9% of the Common Stock of the Company, assuming the exercise, conversion and exchange of all securities immediately exercisable, convertible or exchangeable for Common Stock on the date of determination, or (b) the GOF Party's sale to a Third Party is in connection with a tender offer by such Third Party open to all holders of Initial Common Stock and in accordance with the requirements of applicable Federal securities laws. All shares of Common Stock proposed to be sold by a GOF Party and not excluded from the terms and provisions of this Article III pursuant to the proviso of the immediately preceding sentence are referred to herein as "SUBJECT SHARES".

         3.2      PROCEDURES.

                  (a) Prior to the sale of any Subject Shares to a Third Party, the GOF Party shall deliver to the Company a written notice of the proposed or intended sale of Subject Shares (the "GOF PARTY TAG-ALONG NOTICE"), which GOF Party Tag-Along Notice shall (a) identify the Subject Shares proposed or intended to be sold, and (b) disclose the number, price and other terms upon which they are to be sold. Within three (3) Business Days of the receipt of the GOF Party Tag-Along Notice, the Company shall set a record date for the determination of Initial Shareholders entitled to exercise tag-along rights with respect to the Subject Shares identified in the GOF Party Tag-Along Notice (which record date shall not be more than 15 calendar days after the receipt of the GOF Party Tag-Along Notice ) and, within two Business Days of such record date, the Company (directly or through its agent) shall take all steps necessary and/or advisable (including preparing necessary and/or advisable documentation and making all necessary and/or advisable filings with the U.S. Securities and Exchange Commission and any other governmental authority) to deliver to each Initial Shareholder that is the record holder of

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Common Stock and each broker, dealer, trust company, commercial bank and other nominee that is the record holder of Common Stock, in each case, as of the record date set by the Company, a written notice of the proposed or intended sale of Subject Shares (the "COMPANY TAG-ALONG NOTICE"). The Company Tag-Along Notice shall be satisfactory in all respects to GOF and shall (a) identify the Subject Shares proposed or intended to be sold, (b) disclose the number, price and other terms upon which they are to be sold, (c) inform each Initial Shareholder of his right to sell such Initial Shareholder's pro rata portion (determined in accordance with the last sentence of this Section 3.2) of shares of Common Stock along with the GOF Party to the Third Party, (d) include all other information, disclosures, statements and documents as may be required by Law (which information, disclosures, statements and documents shall be reasonably satisfactory to GOF), and (e) include a deadline for Initial Shareholders or their respective nominees, as the case may be, to deliver a Shareholder Tag-Along Acceptance Notice, along with the shares of Common Stock to be sold, to GOF (or its agent) in accordance with the terms of the Shareholder Tag-Along Acceptance Notice, which deadline shall in no event be later than thirty (30) calendar days or earlier than ten (10) Business Days after the date of the Company Tag-Along Notice; PROVIDED that such deadline may be later than thirty (30) calendar days after the date of the Company Tag-Along Notice if (i) GOF consents thereto in writing, or (ii) outside legal counsel to the Company (which counsel shall be reasonably satisfactory to GOF) provides a written opinion addressed to the Company to the effect that a later deadline is required for the Company to comply with a Law applicable to the Company. The Company shall enclose a sufficient number of Shareholder Tag-Along Acceptance Notices with each Company Tag-Along Notice. For purposes of this Section 3.2, an Initial Shareholder's pro rata portion shall be determined by multiplying (x) the number of Subject Shares proposed to be sold to a Third Party by (y) a fraction, the numerator of which is the aggregate number of issued and outstanding shares of Initial Common Stock then beneficially owned by such Initial Shareholder, and the denominator of which is the aggregate number of shares of Initial Common Stock then issued and outstanding.

                  (b) To sell his pro rata portion of shares of Common Stock along with the GOF Party to the Third Party each Initial Shareholder or his broker, dealer, trust company, commercial bank or other nominee must (a) deliver a Shareholder Tag-Along Acceptance Notice, along with the shares of Common Stock to be sold, to GOF (or its agent) in accordance with the instructions set forth on the Shareholder Tag-Along Acceptance Notice; and (b) comply with any other applicable terms of the proposed sale (including executing definitive documentation and any related documents), in each case, prior to the deadline set forth in the Company Tag-Along Notice (an Initial Shareholder satisfying such requirements shall be referred to herein as a "PARTICIPATING SHAREHOLDER"). Upon compliance with the foregoing procedures, the GOF Party may sell the Subject Shares (less the number of Tag-Along Shares (as defined below)) for a period of up to 180 days after the deadline set forth in the Company Tag-Along Notice, upon terms and conditions (including the per share price) which are not more favorable to the GOF Party, in the aggregate, than those set forth in the GOF Tag-Along Notice; PROVIDED that such sale provides for the purchase of each Participating Shareholders pro rata portion of Common Stock (the "TAG-ALONG SHARES") on terms and conditions no less favorable than those set forth in the GOF Tag-Along Notice. Any Subject Shares not sold by the GOF Party prior to the date that is 180 days after the deadline set forth in the Company Party Tag-Along Notice may not be sold without compliance with this
Section 3.2.

                  (c) Promptly (but in no event later than three (3) Business Days) after the consummation of the sale of Subject Shares by a GOF Party to a Third Party, the GOF Party shall (i) notify the Company of such sale, and (ii) cause to be remitted to the Company the total sales proceeds attributable to the sale of Tag-Along Shares. Thereafter the Company (directly or through its agent) shall promptly distribute such sales proceeds to the applicable Initial Shareholders.

         3.1 NON-MATERIAL VARIATION OF PROCEDURES. The Company, with the approval of its Board of Directors, including at LEAST one Non-GOF Board Member, and the written consent of GOF, may alter the procedures set forth in Section
3.2 to the extent required to comply with any applicable Law or as is otherwise advisable; PROVIDED, HOWEVER, that no alteration to the procedures set forth in
Section 3.2 may be made in the manner set forth in this Section 3.3 if such alteration would result in a material adverse effect on the tag-along rights provided in this Article III.

         3.2 WAIVER. A GOF Party may sell Subject Shares without compliance with the terms and provisions of SECTIONS 3.2 with the prior consent of both (a) the Board of Directors of the Company, including at least one Non-GOF Board Member, and (b) GOF.

         3.3 TERMINATION. The terms and provisions of this Article III shall terminate upon the earlier of (a) a Change of Control or (b) the consent of both (i) the Board of Directors of the Company, including at least one Non-GOF Board Member, and (ii) GOF.


                                   ARTICLE IV
                               BOARD OF DIRECTORS

         4.1      NUMBER, TERM, AND QUALIFICATIONS.

                  (a) INITIAL BOARD OF DIRECTORS. Pursuant to the Plan and this Agreement, on the Effective Date, the Company's Board of Directors shall be
(a) fixed at nine (9) members, each with one year terms, subject to the removal provisions of the Company's Bylaws, and (b) composed of five (5) directors designated by GOF (together with any direct or indirect successors thereto designated by GOF, the "GOF BOARD MEMBERS"), two (2) directors designated by the pre-Effective Date Board of Directors of the Company, who shall be Zucker and Boyd (together with any direct or indirect successors thereto, the "ZB BOARD MEMBERS"), and two (2) directors designated by the Non-GOF Holders (together with any direct or indirect successors thereto, the "NON-GOF BOARD MEMBERS").

                  (b)      SUBSEQUENT ELECTIONS.

                  At the annual meeting of stockholders for the calendar years 2003, 2004 and 2005, GOF, each Non-GOF Holder, Zucker (as long as he is a director) and Boyd (as long as he is a director) each shall vote or cause to be voted all shares of Common Stock and other voting equity owned by him or it, or over which he or it has voting control, and otherwise use its respective best efforts, so as to nominate and elect to the Board of Directors the GOF Board Members, Non-GOF Board Members and ZB Board Members sitting on the Board of Directors on the date immediately preceding such meeting; provided that if there shall be any vacancy on the Board of Directors on the date immediately preceding such meeting as the result of the removal, resignation, death, disability or otherwise of a GOF Board Member, Non-GOF Board Member or ZB Board Member, GOF, each Non-GOF Holder, Zucker and Boyd each shall vote or cause to be voted all shares of Common Stock and other voting equity owned by him or it, or over which he or it has voting control, and otherwise use its respective best efforts, so as to nominate and elect a successor designated by GOF, if the director was a GOF Board Member, designated by the remaining Non-GOF Board Member, if the director was a Non-GOF Board Member and designated by the remaining ZB Board Member, if the director was a ZB Board Member; provided that (i) GOF shall not be required to vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it or over which it has voting control, or use its best efforts, to nominate or elect any proposed director if such proposed director was previously removed from the Board of Directors in accordance with the terms of this Agreement, and (ii) upon the removal of any ZB Board Member pursuant to Sections 4.2(c) or (d), the remaining ZB Board Member shall not have the right to designate a successor to the removed ZB Board Member.

         4.2      VACANCIES.

                  (a) At any time prior to the third (3rd) anniversary of the Effective Date, upon the vacancy of any director due to resignation, removal or otherwise, GOF, each Non-GOF Holder, Zucker and Boyd each shall vote or cause to be voted all shares of Common Stock and other voting equity owned by him or it, or over which he or it has voting control, and otherwise use its respective best efforts, so as to nominate and elect a successor designated by GOF, if the director was a GOF Board Member, designated by the remaining Non-GOF Board Member, if the director was a Non-GOF Board Member and designated by the remaining ZB Board Member, if the director was a ZB Board Member; provided that
(i) GOF shall not be required to vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it or over which it has voting control, or use its best efforts, to nominate or elect any proposed director if such proposed director was previously removed from the Board of Directors in accordance with the terms of this Agreement, and (ii) upon the removal of any ZB Board Member pursuant to Sections 4.2(c) or (d), the remaining ZB Board Member shall not have the right to designate a successor to the removed ZB Board Member.

                  (b) At any time on or after the third (3rd) anniversary of the Effective Date, GOF, each Non-GOF Holder, Zucker and Boyd shall each vote or cause to be voted all shares of Common Stock and other voting equity owned by him or it, or over which he or it has voting control, so as to nominate, include on the Company's slate of directors and elect each GOF Board Member, ZB Board Member and Non-GOF Board Member that served on the Board of Directors immediately prior to such election and/or each other Shareholder nominee; provided that in the case of each such specific nomination (i) such GOF Board Member, ZB Board Member, Non-GOF Board Member or other Shareholder nominee has been properly nominated by a Shareholder, and (ii) the nomination thereof has the support of the affirmative vote of at least 12.5% of the issued and outstanding shares of Common Stock; provided, further that each share of Common Stock may be counted in support of only one nominee; provided further that in no event shall the size of the Company's Board of Directors be increased by operation of this Section 4.2(b).

                  (c) GOF shall not vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control, to remove Zucker or any ZB Board Member that is a direct or indirect successor thereto from the Board of Directors without cause unless (i) Zucker's employment with the Company or its Subsidiaries is terminated for cause, or (ii)
(A) Zucker's employment with the Company or its Subsidiaries is terminated without cause or Zucker resigns and (B) the Company tenders or otherwise pays to Zucker the amounts that he is entitled to receive under his letter agreement dated May 22, 1998, as amended on May 11, 2002 (as the same may be amended from time to time, the "Zucker Change of Control Agreement") or any other applicable agreement; provided, however, that during the pendency of any dispute relating to (I) Zucker's termination of employment, (II) whether such termination of employment is for cause, or (III) whether Zucker is entitled to payment under the Zucker Change of Control Agreement or any other applicable agreement, GOF shall be permitted to vote, and cause to be voted, the shares of Common Stock or other voting equity owned by it, and over which it has voting control, to remove Zucker (or any ZB Board Member that is a direct or indirect successor thereto) from the Board of Directors. Nothing in this Section 4.2(c) shall limit GOF's right to vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control, to remove for cause Zucker or any ZB Board Member that is a direct or indirect successor thereto from the Board of Directors.

                  (d) GOF shall not vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control, to remove Boyd or any ZB Board Member that is a direct or indirect successor thereto from the Board of Directors without cause unless (i) Boyd's employment with the Company or its Subsidiaries is terminated for cause, or (ii)
(A) Boyd's employment with the Company or its Subsidiaries is terminated without cause or Boyd resigns and (B) the Company tenders or otherwise pays Boyd the amounts that he is entitled to receive under his letter agreement dated May 22, 1998, as amended on May 11, 2002 (as the same may be amended from time to time, the "Boyd Change of Control Agreement") or any other applicable agreement; provided, however, that during the pendency of any dispute relating to (I) Boyd's termination of employment, (II) whether such termination of employment is for cause, or (III) whether Boyd is entitled to payment under the Boyd Change of Control Agreement or any other applicable agreement, GOF shall be permitted to vote, and cause to be voted, the shares of Common Stock or other voting equity owned by it, and over which it has voting control, to remove Boyd (or any ZB Board Member that is a direct or indirect successor thereto) from the Board of Directors. Nothing in this Section 4.2(d) shall limit GOF's right to vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control, to remove for cause Boyd or any ZB Board Member that is a direct or indirect successor thereto from the Board of Directors.

                  (e) If a ZB Board Member is removed as a director for cause or otherwise in accordance with Section 4.2(c) or (d), the Company promptly shall call a special meeting of shareholders for the purpose of reducing the number of directors on the Company's Board of Directors to eliminate the vacancy created by such removal and GOF shall, at such special meeting, vote, and cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control, in favor of reducing the number of directors on the Company's Board of Directors to eliminate such vacancy; provided, however, that (i) during the pendency of any dispute described in the proviso of Section 4.2(c)(ii), GOF shall not vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control in favor of either the elimination of the vacancy created by the removal of Zucker or any ZB Board Member that is a direct or indirect successor thereto or the election of any director to fill such vacancy, and (ii) during the pendency of any dispute described in the proviso of Section 4.2(d)(ii), GOF shall not vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control in favor of either the elimination of the vacancy created by the removal of Boyd or any ZB Board Member that is a direct or indirect successor thereto or the election of any director to fill such vacancy.

                  (f) GOF shall not vote, or cause to be voted, the shares of Common Stock or other voting equity owned by it, or over which it has voting control, to remove without cause any Non-GOF Board Member.

         4.3 COMMITTEES. At least one Non-GOF Board Member shall be a member of each of the audit committee, compensation committee and executive committee for so long as a Non-GOF Board Member has a right to a seat on the Board of Directors pursuant to Sections 4.1, 4.2(a) or 4.2(b); PROVIDED that at least one Non-GOF Board Member is a member of the Company's Board of Directors during such period and that the member to serve on such committees satisfies all applicable Federal, state, securities exchange, quotation system, and self regulatory organization (including, without limitation, the Securities and Exchange Commission, New York Stock Exchange, Nasdaq and the OTC Bulletin Board, as the case may be) rules and regulations regarding, concerning and relating to qualifications and requirements necessary for service on such committees.

         4.4 TERMINATION. The terms and provisions of this Article IV shall terminate upon a Change of Control.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

         5.1      REPORTING OBLIGATIONS.

                  (a) OBLIGATION TO REGISTER. If a class of the Company's equity securities is not otherwise registered pursuant to Section 12(d) or Sections 12(g)(1)(A) or (B) of the Exchange Act, the Company shall (a) use its best efforts to register the Class A Common Stock, on a voluntary basis, with the Commission pursuant to Section 12(g) of the Exchange Act and to have such registration declared effective as soon as possible after the date hereof, and
(b) file all periodic and other reports and filings required to be filed by issuers with a class of equity securities registered under Sections 12(d) or (g) of the Exchange Act.

                  (b) TERMINATION OF OBLIGATION TO REGISTER. The Company shall not seek to terminate the voluntary registration OF its Class A Common Stock required by Section 5.1(a) above, and shall continue to file all periodic and other reports and filings required to be filed by issuers with a class of equity securities registered under Section 12(g) of the Exchange Act, until the termination of the covenants in this Article V in accordance with Section 5.6.

         5.2 INCORPORATION. The Company shall maintain its corporate existence in Delaware; PROVIDED, HOWEVER, that the Company may reincorporate elsewhere if such reincorporation is necessary to effectuate a bona fide business combination or other transaction; PROVIDED, FURTHER, that any such business combination or other transaction with a PGI Affiliate shall require the approval of one (1) Non-GOF Board Member.

         5.3 LISTING. On the Effective Date, or as soon as practicable thereafter, the Company shall use its reasonable best efforts to become a listed company on the New York Stock Exchange or to become included for quotation on The Nasdaq Stock Market; provided that the Company shall initially list its shares of Class A Common Stock and Class B Common Stock for trading on the Nasdaq bulletin board or over-the-counter market.

         5.4      RELATED PARTY TRANSACTIONS.

                  (a) Without the written approval of at least one Non-GOF Board Member, the Company may not enter into any New Polymer Affiliated Transaction; provided that, solely for the avoidance of doubt, nothing in this
Section 5.4 will require the termination of any of the existing terms or provisions of, or existing obligations under, any of the following relationships between the Company and any PGI Affiliate: (a) the existing lease and shared services agreement relating to the Company's headquarters, among the Company, The InterTech Group, Inc. and ZS Associates, as in effect on the date hereof;
(b) the shared insurance purchasing arrangement between the Company and The InterTech Group, Inc., as in effect on the date hereof; and (c) the shared employee benefits management agreement between the Company and The InterTech Group, Inc, as in effect on the date hereof. Notwithstanding anything to the contrary herein, (x) any amendment, modification, extension or change to, or waiver under, any of the relationships between the Company and any PGI Affiliate set forth in the final proviso to the immediately preceding sentence shall require the written approval of at least one Non-GOF Board Member, and (y) nothing in this Agreement shall restrict or prevent the Company from terminating any of the relationships, agreements or arrangements set forth in the final proviso to the immediately preceding sentence.

                  (b) Notwithstanding the provisions of Section 5.4(a), in no case shall the Company enter into any agreement to pay, nor shall it pay, any management fee or transaction fee to any PGI Affiliate, excluding fees of up to an aggregate of $4,500,000 payable to GOF pursuant to the Plan.

         5.5 REGISTRATION RIGHTS. In the event that the Company, GOF or any Non-GOF Holder shall determine, based upon the reasonable advice of counsel, that (a) the Convertible Notes may not be offered for resale or resold, or (b) the Initial Common Stock issuable upon conversion of the Convertible Notes may not be issued, offered for resale and/or resold, in each of the cases set forth in the foregoing clauses (a) and (b), without the registration of such offer, resale and/or issuance under the Securities Act and the rules and regulations promulgated thereunder, or an exemption therefrom, GOF or such Non-GOF Holder shall have the right to cause the Company to use its reasonable best efforts to register the offer, resale and/or issuance of all Convertible Notes and/or Initial Common Stock issuable upon the conversation thereof, as the case may be, under the Securities Act pursuant to a registration statement on Form S-1 or Form S-3, if available to the Company (or successors to such forms adopted by the Securities and Exchange Commission or any successor thereto). In the event a registration is requested pursuant to this Section 5.5, GOF and the Non-GOF Holders shall reasonably cooperate with the

Company in the preparation of the registration statement, and the Company shall, among other things, pay all expenses of the registration (including, without limitation, the costs and expenses of Noteholder Counsel), provide Noteholder Counsel with a reasonable opportunity to review and comment upon the registration statement, communications with the staff of the Securities Exchange Commission and related documents, and effect such registration as soon as shall be reasonably practicable.

         5.6 TERMINATION OF COVENANTS. The covenants of the Company contained in this Article V shall terminate, and be of no further force or effect, upon the consummation of a going private transaction or Change of Control.

                                   ARTICLE VI
                                     GENERAL

         6.1      TRANSFER.

                  (a) TRANSFERS BY GOF PARTIES. Upon any transfer of shares of Class A Common Stock by a GOF Party that complies with Article III other than transfers to other GOF Parties (including, without limitation, (a) transfers of shares of Class A Common Stock that are not deemed Subject Shares pursuant to
Section 3.01; and (b) transfers of shares of Class A Common Stock that are not subject to Section 3.2 as a result of a waiver obtained pursuant to Section 3.4), such transferred shares and the transferee that acquires them shall not be subject to the terms of Article III. The rights of GOF under Article IV of this Agreement may be assigned, in whole or in part, by GOF to any Person to which GOF transfers Class A Common Stock; provided that the transferee provides written notice of such assignment to the Company and the other signatories hereto and agrees in writing to be bound by the terms of Article IV applicable to GOF.

                  (b) TRANSFERS BY THE NON-GOF HOLDERS, ZUCKER AND BOYD. The Non-GOF Holders, Zucker and Boyd shall be prohibited from transferring any or all of their respective rights or obligations under Article IV to any Person; provided, however, that nothing in this Section 6.1(b) shall limit the rights granted to each beneficial owner of Initial Common Stock pursuant to Article II and Article III and nothing in this Agreement shall prevent any such holders from transferring their shares of Common Stock.

         6.2 LEGENDS. Each certificate evidencing shares of Initial Common Stock and each certificate issued in exchange for or upon the transfer of any shares of Initial Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legends required by applicable law or other agreements to which the such shares are subject):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS' AGREEMENT DATED AS OF MARCH 5, 2003, AMONG POLYMER GROUP, INC. (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SHAREHOLDERS. THE TERMS OF SUCH SHAREHOLDERS' AGREEMENT INCLUDES, AMONG OTHER THINGS, A VOTING AGREEMENT AMONG CERTAIN OF THE COMPANY'S SHAREHOLDERS AND CONTRACTUAL PREEMPTIVE RIGHTS, IN FAVOR OF THE HOLDER HEREOF AND THE OTHER HOLDERS OF INITIAL COMMON

STOCK (AS SUCH TERM IS DEFINED THEREIN), ON CERTAIN ISSUANCES BY THE COMPANY. A COPY OF SUCH SHAREHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

         The legend set forth above shall be removed from the certificates evidencing any shares which cease to be governed by this Agreement.

         6.3 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         6.4      ENFORCEMENT.

                  (a) THIRD PARTY BENEFICIARIES. All holders of Initial Common Stock shall be third party beneficiaries of Article II, Article III and Sections 5.1, 5.3, 5.4, 6.4, 6.8 and 6.9 of this Agreement, and shall have the right to enforce the terms of such provisions as if they were parties hereto. Notwithstanding the foregoing or anything to the contrary in this Agreement, no holder of Initial Common Stock shall be deemed a third party beneficiary of, or have the right to enforce, any Article, Section, term or provision of this Agreement not explicitly identified in the immediately preceding sentence. All initial holders of Convertible Notes as of the Effective Date shall be third party beneficiaries of Section 5.5 of this Agreement and shall have the right to enforce the terms of such provision as if they were parties hereto provided that such holder still beneficially owns such Convertible Notes. Notwithstanding the foregoing or anything to the contrary in this Agreement, no holder of Convertible Notes shall be deemed a third party beneficiary of, or have the right to enforce, any Article, Section, term or provision of this Agreement not explicitly identified in the immediately preceding sentence.

                  (b) SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the Company and the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

         6.6 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery (provided that such notice, request, consent or other communication was deposited with such courier prior to its deadline for next day delivery), or (c) the same day of such notice being sent by facsimile (where a fax confirmation is retained and presented to the intended recipient of such notice, request, consent or other communication when requested thereby) or by personal delivery, in each case to the intended recipient as set forth below:

                  If to the Company, to:

                           Polymer Group, Inc.
                           4838 Jenkins Avenue
                           North Charleston, South Carolina 29405
                           Facsimile: (843) 747-4092
                           Attention: General Counsel

                  with a copy to:


                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois  60601
                           Facsimile: (312) 861-2200
                           Attention: H. Kurt von Moltke

                  If to GOF, to:

                           MatlinPatterson Global Opportunities Partners L.P. c/o: MatlinPatterson Global Advisers LLC
                           520 Madison Avenue
                           New York, New York 10022
                           Facsimile: (212) 651-4010
                           Attention: Ramon Betolaza

                  with a copy to:

                           Orrick, Herrington & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, NY 10103
                           Facsimile: (212) 506-5151
                           Attention: Duncan N. Darrow, Esq.

                  If to a Non-GOF Holder, at the address set forth below such Non-GOF Holder's signature hereto.

                  If to Zucker, to:

                           Jerry Zucker
                           C/o Polymer Group, Inc.
                           4838 Jenkins Avenue
                           North Charleston, South Carolina 29405
                           Facsimile: (843) 747-4092

                  If to Boyd, to:

                           James G. Boyd
                           C/o Polymer Group, Inc.
                           4838 Jenkins Avenue
                           North Charleston, South Carolina 29405
                           Facsimile: (843) 747-4092

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication using such other means shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         6.7 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         6.8      AMENDMENTS. Except as may otherwise be set forth in Sections
2.4 and 3.3, all amendments to this Agreement shall be in writing and must be approved by (a) the Board of Directors of the Company, including at least one Non-GOF Board Member, and (b) GOF; provided, however, that any amendment to
Article IV must be approved by the director affected by such amendment.

         6.9 ADDITIONAL SHAREHOLDER. Notwithstanding anything to the contrary contained herein, in connection with the issuance by the Company of additional shares of Common Stock (including shares of Common Stock issuable upon the conversion, exercise or exchange of securities issued by the Company), the Company, with the approval of the Board of Directors, including at least one Non-GOF Board Member, and the written consent of GOF, may grant to any purchaser of such shares of Common Stock (or such shares of Common Stock issuable upon the conversion, exercise or exchange of securities) rights equivalent to those granted to the Initial Shareholders pursuant to Article II and Article III. Upon execution and delivery by such purchaser of an additional counterpart signature page to this Agreement, such Common Stock shall be deemed "Initial Common Stock" hereunder, and such purchaser shall be deemed an "Initial Shareholder" hereunder.

         6.10 COUNTERPARTS; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

         6.11 NON-GOF BOARD MEMBER VOTE. Notwithstanding anything to the contrary herein, any waiver, termination, amendment or other action that, pursuant to any Section of this Agreement, requires the consent or approval of a Non-GOF Board Member shall require such consent or approval only IF both (a) at least one Non-GOF Board Member has the right to a seat on the Board of Directors pursuant to Sections 4.1, 4.2(a) or 4.2(b) of this Agreement, and (b) at the time such approval is sought one of the following is true (i) at least one Non-GOF Board

Member is a member of the board of directors, (ii) if a Non-GOF Board Member is not a member of the board of directors, a Non-GOF Board Member shall have been a member of the board of directors within sixty days of such time, or (iii) if a Non-GOF Board Member is not, and, within sixty days of such time, has not been, a member of the board of directors, a nomination or designation of a proposed Non-GOF Board Member shall have been made in good faith pursuant to the terms of the Shareholders Agreement and not withdrawn, and such nominee or designee shall not have refused or declined appointment to the board of directors.

         6.12 FRACTIONAL SHARES. Notwithstanding anything to the contrary herein, the provisions of Article II and Article III shall not be deemed to grant any shareholder the right to purchase or sell any fractional share, and
(a) with respect to Article II, the Company shall have the right to determine, in its reasonable discretion, the treatment of fractional share amounts, and (b) with respect to Article III, the applicable GOF Party shall have the right to determine, in its reasonable discretion, the treatment of fractional share amounts.

                                   * * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                             POLYMER GROUP, INC.


                             By:  /s/James G. Boyd
                             Name:  James G. Boyd
                             Title:  Ex. VP, Treasurer & CFO


                             MATLINPATTERSON GLOBAL
                             OPPORTUNITIES PARTNERS L.P.

                             By: MatlinPatterson Global Advisers LLC, its Investment Advisor

                             By:  /s/David J. Matlin
                             Name:  David J. Matlin
                             Title: CEO





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

                             NORTHEAST INVESTORS TRUST


                             By:
                             Name:
                             Title:

                             50 Congress Street, Room 1000
                             Boston, MA 02109

                             ONE GROUP INCOME BOND FUND

                             By:  Banc One High Yield Partners, LLC, its
                                  investment advisor


                             By: /s/James P. Shanahan, Jr.
                             Name: James P. Shanahan, Jr.
                             Title: Manager

                             8044 Montgomery Road, Suite 480
                             Cincinnati, OH 45236

                             ONE GROUP HIGH YIELD BOND FUND

                             By:  Banc One High Yield Partners, LLC, its
                                  investment advisor


                             By: /s/James P. Shanahan, Jr.
                             Name: James P. Shanahan, Jr.
                             Title: Manager

                             8044 Montgomery Road, Suite 480
                             Cincinnati, OH 45236





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

                             SOUTHERN UTE GROWTH FUND

                             By:  Banc One High Yield Partners, LLC, its
                                  investment advisor


                             By: /s/James P. Shanahan, Jr.
                             Name: James P. Shanahan, Jr.
                             Title: Manager

                             8044 Montgomery Road, Suite 480
                             Cincinnati, OH 45236

                             SOUTHERN UTE PERMANENT FUND

                             By:  Banc One High Yield Partners, LLC, its
                                  investment advisor


                             By: /s/James P. Shanahan, Jr.
                             Name: James P. Shanahan, Jr.
                             Title: Manager

                             8044 Montgomery Road, Suite 480
                             Cincinnati, OH 45236

                             ATLANTIC GLOBAL FUNDING LTD.

                             By: Delaware Investment Advisors, its collateral manager


                             By:  /s/Carl E. Mabry
                             Name: Carl E. Mabry
                             Title: Vice-President

                             One Commerce Square, 40th Floor
                             Philadelphia, PA 19103





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

                             CHYPS 1997-1 LTD.

                             By: Delaware Investment Advisors, its collateral manager


                             By:  /s/Carl E. Mabry
                             Name: Carl E. Mabry
                             Title: Vice-President

                             One Commerce Square, 40th Floor
                             Philadelphia, PA 19103

                             CHYPS 1999-1 LTD.

                             By: Delaware Investment Advisors, its collateral manager


                             By:  /s/Carl E. Mabry
                             Name: Carl E. Mabry
                             Title: Vice-President

                             One Commerce Square, 40th Floor
                             Philadelphia, PA 19103





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

                             /s/ James G. Boyd
                             ----------------------------------
                             James G. Boyd, in his individual capacity


                             /s/Jerry Zucker
                             ----------------------------------
                             Jerry Zucker, in his individual capacity






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